Exhibit 10.12

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Agreement”) dated as of the 12th day of May, 2023.

AMONG:

ACM AIF EVERGREEN P3 DAC SUBCO LP,

ATALAYA ASSET INCOME FUND PARALLEL 345 LP,

ACM A4 P2 DAC SUBCO LP,

ACM ALAMOSA I LP, and

ACM ALAMOSA I-A LP
(hereinafter referred to collectively as the “Atalaya Lenders”)

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MIDTOWN MADISON MANAGEMENT LLC
(hereinafter referred to as “Atalaya Agent”)

- and -

CURO CANADA RECEIVABLES II LIMITED PARTNERSHIP,

by its general partner,

CURO CANADA RECEIVABLES II GP INC.

(hereinafter referred to as the “Atalaya Debtor”)

- and -

CURO CANADA RECEIVABLES II GP INC.
(hereinafter referred to as the “Atalaya GP”)

- and -

WF MARLIE 2018-1, LTD.
(hereinafter referred to as the “WAM Lender”)

- and -

WATERFALL ASSET MANAGEMENT, LLC

in its capacity as agent for the WAM Lender
(hereinafter referred to as the “WAM Agent”)

- and -

CURO CANADA RECEIVABLES LIMITED PARTNERSHIP,

by its general partner,

CURO CANADA RECEIVABLES GP INC.

(hereinafter referred to as the “WAM Debtor”)

- and -

LENDDIRECT CORP.
(hereinafter referred to as “LendDirect”)

- and -

CURO CANADA CORP.
(hereinafter referred to as “CURO Canada”
and, together with LendDirect, the “Sellers”, and each a “Seller”)

RECITALS:

1.	The WAM Lender has provided certain financing to the WAM Debtor and may in the future provide further financing to the WAM Debtor to operate its business, including, without limitation, pursuant to the second amended and restated credit agreement dated as of November 12, 2021 between, inter alios, the WAM Debtor, as borrower, and the WAM Agent in its capacity as administrative agent thereunder (as it may be amended, supplemented, restated or otherwise modified from time to time, the “WAM Credit Agreement”), pursuant to which the WAM Lender agreed to provide certain loans to the WAM Debtor in order to finance the purchase from time to time by the WAM Debtor of certain eligible consumer loans and all other related rights and assets with respect thereto from the Sellers pursuant to the second amended and restated sale and servicing agreement dated as of November 12, 2021, between, inter alios, the Sellers, each as seller and servicer, and the WAM Debtor, as purchaser (as it may be amended, supplemented, restated or otherwise modified from time to time, the “WAM SSA”), all as more particularly set out in the WAM SSA.

2.	In connection with the WAM SSA and the WAM Credit Agreement, the WAM Debtor has (i) granted a security interest to the WAM Agent in all of its present and after acquired property and assets pursuant to a general security agreement dated as of August 2, 2018 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “WAM GSA”); and (ii) obtained a security interest from each of the Sellers in the Debtor Collateral, pursuant to that certain second amended and restated sellers security agreement dated as of September 26, 2019 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “WAM Sellers Security Agreement”).

3.	The Atalaya Lenders have provided certain financing to the Atalaya Debtor and may in the future provide further financing to the Atalaya Debtor to operate its business, including, without limitation, pursuant to a credit agreement dated on or about the date hereof between, inter alios, the Atalaya Debtor, as borrower, and the Atalaya Agent in its capacity as administrative agent thereunder (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Atalaya Credit Agreement”), pursuant to which the Atalaya Lenders have agreed to provide certain loans to the Atalaya Debtor to finance the purchase from time to time by the Atalaya Debtor of certain eligible consumer loans and all other related rights and assets with respect thereto from the Sellers pursuant to a sale and servicing agreement dated on or around the date hereof between, inter alios, the Sellers, each as seller and servicer, and the Atalaya Debtor, as purchaser (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Atalaya SSA”), all as more particularly set out in the Atalaya SSA.

4.	In connection with the Atalaya SSA and Atalaya Credit Agreement, the Atalaya Debtor has (i) granted a security interest to Atalaya Agent in all of its present and after acquired property and assets, pursuant to a general security agreement dated on or about the date hereof (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Atalaya GSA”); and (ii) obtained a security interest from each of the Sellers in the Debtor Collateral, pursuant to that certain sellers security agreement dated on or about the date hereof (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Atalaya Sellers Security Agreement”).

5.	Each of the Agents and the Debtors desire to enter into this agreement to agree to the pari passu and pro rata treatment of each Agent’s Liens, the release protocols and to establish certain other rights and interests, all as provided for herein.

NOW THEREFORE, for value received and in order to induce the Agents, the Atalaya Lenders and the WAM Lender to advance credit, make loans or provide financial accommodations to and purchase loans from their respective Debtor, in each case under the agreements to which they are or will become a party with their respective Debtor, the parties hereto agree with each other as follows:

1.	Recitals

1.1            The recitals to this Agreement shall form an integral part of this Agreement (including in the recitals above) and shall be read and construed as part of this Agreement.

2.	Definitions and Interpretation

2.1            Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed thereto in the Personal Property Security Act (Ontario) as amended or re-enacted from time to time. In this Agreement, the following terms shall have the following meanings attributed to them:

"Agents“ means , collectively, the WAM Agent and the Atalaya Agent.

“Agent Security” means the WAM Agent Security and the Atalaya Agent Security.

"Applicable Law" means all applicable federal, provincial, state, territorial and local laws, statutes, regulations, rules, executive orders, supervisory requirements, directives, guidelines, circulars, opinions, codes of conduct, decisions, rulings, advisories, bulletins, interpretive letters, and other official releases customarily considered to be binding of or by any government, or any authority, department, or agency thereof, as now and hereafter in effect.

“Asset Notice” has the meaning set out in Section 5.4.

“Atalaya Agent” means Midtown Madison Management LLC, in its capacity as administrative agent for and on behalf of the Atalaya Lenders under the Atalaya Credit Agreement.

“Atalaya Agent Collateral” shall mean all of the present and future assets, rights, property, undertaking or interests in the real and personal property of the Atalaya Debtor, including the Debtor Collateral.

“Atalaya Agent Security” means any Liens now or in future held by the Atalaya Agent, for and on behalf of itself and the Atalaya Lenders, granted by the Atalaya Debtor in the Atalaya Agent Collateral, as collateral security for the obligations of the Atalaya Debtor to the Atalaya Agent and the Atalaya Lenders under the Atalaya Credit Agreement and related documentation.

“Atalaya Agent Termination Date” means the date on which all of the Atalaya Obligations (other than contingent indemnification obligations for which demand has not been made) under the Atalaya Credit Agreement and the Loan Documents (as defined in the Atalaya Credit Agreement) have been irrevocably paid in full or completely discharged, the Atalaya Debtor does not have any further obligations under the Atalaya Credit Agreement and the Loan Documents (as defined in the Atalaya Credit Agreement) and the Atalaya Agent has discharged its Atalaya Agent Security and has authorized the discharge by the Atalaya Debtor of its Atalaya Debtor Security.

“Atalaya Credit Agreement” has the meaning set out in the recitals.

“Atalaya Credit and Collection Policies” means, with respect to the Sellers, the applicable credit and collection and risk underwriting policies for the Atalaya Receivables as in effect on the date hereof and approved by the Atalaya Lenders from time to time.

“Atalaya Debtor Security” means any Liens now or in future held by the Atalaya Debtor, granted by the Sellers in the Debtor Collateral, as collateral security for the obligations of the Sellers to the Atalaya Debtor under the Atalaya SSA.

“Atalaya Eligible Receivables” has the meaning given to the term “Eligible Receivables” under the Atalaya SSA.

“Atalaya GP” has the meaning set out in the recitals.

“Atalaya GSA” has the meaning set out in the recitals.

“Atalaya Obligations” means all obligations, liabilities and indebtedness of every nature of the Atalaya Debtor from time to time owed to the Atalaya Lenders and Atalaya Agent under the Atalaya Credit Agreement and the Loan Documents (as defined in the Atalaya Credit Agreement), including without limitation the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, therefore, now and from time to time hereafter owing, due or payable.

“Atalaya Purchased Receivables” means any Atalaya Eligible Receivables and Pending Atalaya Eligible Receivables that are purchased by the Atalaya Debtor pursuant to the Atalaya SSA.

“Atalaya Receivables” means the indebtedness and other obligations originally owed to any of the Sellers in connection with any and all liens, installment sale agreements, instruments, consumer finance paper and/or promissory notes securing and evidencing unsecured multipay consumer line of credit and installment loans made and/or acquired by any of the Sellers as the case may be, which were originated in accordance with the Atalaya Credit and Collection Policies or which are otherwise included as Atalaya Agent Collateral.

“Atalaya Sellers Secured Obligations” means all obligations and liabilities of the Sellers to the Atalaya Debtor or any indemnified party, individually or collectively, existing on the date of the first purchase of the Atalaya Purchased Receivables or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under the Atalaya SSA or any of the other documents in connection therewith or other instruments at any time evidencing any thereof.

“Atalaya Sellers Security Agreement” has the meaning set out in the recitals.

“Atalaya SSA” has the meaning set out in the recitals.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in Toronto, Ontario and New York City, New York are authorized or required by law to remain closed.

“Collateral” means, collectively, the Atalaya Agent Collateral and the WAM Debtor Collateral.

“Collections” means, with respect to any Receivable, (a) all cash collections and other cash proceeds of such Receivable and (b) all cash proceeds in the Related Rights for such Receivable, in each case including, but not limited to, principal, interest, fees, liquidation proceeds, payments received in connection with Insurance and proceeds from Insurance.

“Debtor Collateral” means the assets of each Seller, whether now owned or hereafter acquired, in which a Lien is granted or purported to be granted by the respective Seller to each of the Debtors as security for the applicable Sellers Secured Obligations, namely:

(a)	the Seller Collections Accounts;

(b)	all credit balances and all other amounts from time to time on deposit in, accredited to, or held for the credit of the Seller Collections Accounts and all the rights which may be derived therefrom;

(c)	the interest at any time deposited or required to be deposited into each of the Seller Collections Accounts or otherwise received and held by the Debtors; and

(d)	all proceeds of the foregoing whether such proceeds arise before or after commencement of proceedings under any applicable bankruptcy, insolvency or other similar law.

“Debtor Security” means, collectively, the WAM Debtor Security and the Atalaya Debtor Security.

“Debtors” means, collectively, the WAM Debtor and the Atalaya Debtor and “Debtor” means any one of them.

“Financing Agreement” means any one of the WAM Credit Agreement or the Atalaya Credit Agreement.

“Funders” means, collectively, the Atalaya Lenders, the WAM Lender, the Atalaya Agent, and the WAM Agent, and “Funder” means any one of them.

“Governmental Authority” means the government of the U.S., Canada, any other nation or any political subdivision thereof, whether state, provincial, territorial, or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothec (whether legal or conventional), hypothecation, encumbrance, charge, option or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

"Obligor" means, with respect to any Receivable, the Person or Persons obliged to make payments in respect thereof.

"Organizational Documents" of any Person means its memorandum and articles of association, articles or certificate of incorporation or formation and by-laws, limited liability agreement, partnership agreement, declaration of trust or other comparable charter or organizational documents as amended from time to time.

“Pending Atalaya Eligible Receivables” has the meaning given to the term “Pending Eligible Receivables” under the Atalaya SSA.

“Pending WAM Eligible Receivables” has the meaning given to the term “Pending Eligible Receivables” under the WAM SSA.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” means personal property in any form derived directly or indirectly from any dealing with a person’s assets or that indemnifies for loss due to assets of such person that are destroyed or damaged.

“Purchased Receivables” means any one of the WAM Purchased Receivables or the Atalaya Purchased Receivables.

“Receivables” means, collectively, the WAM Receivables and the Atalaya Receivables.

“Receivables List” has the meaning set out in Section 5.1.

“Records” means, at any time in relation to a Seller and with respect to any Receivable, all contracts and other documents, records and other information (including, without limitation, computer programs, tapes, disks, data processing software and related property and rights) relating to such Receivables, any Related Rights and the related Obligor, in each case, related to such Seller, which are reasonably necessary, in light of the circumstances then subsisting, to service or enforce such Receivable and Related Rights.

“Related Rights” means, in respect of any Receivable:

(a)	all Liens and property securing or attaching to such Receivable from time to time, if any, purporting to secure payment of such Receivable or otherwise, together with any and all security documents describing any assets securing such Receivable;

(b)	all deposits, insurance, guarantees, letters of credit, indemnities, warranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Underlying Agreement for such Receivable or otherwise;

(c)	all rights to receive and obtain payment under the Underlying Agreement for such Receivable including rights of enforcement under the Underlying Agreement against the relevant Obligor;

(d)	all Records related to such Receivable;

(e)	all rights to enforce payment under the Underlying Agreement against the relevant Obligor and all rights to demand, sue for, recover, receive and give receipt for all such amounts;

(f)	all Collections and any other proceeds (including the proceeds of any sale or disposal) related to such Receivable; and

(g)	all proceeds of any of the foregoing.

“Security Documents” means, collectively, the WAM GSA and the Atalaya GSA, and “Security Document” means any one of them.

“Seller Collections Accounts” means the accounts of the Sellers into which Collections are received from Obligors or transferred from other Seller accounts.

“Sellers Secured Obligations” means the Atalaya Sellers Secured Obligations and the WAM Sellers Secured Obligations, collectively.

“SSA” means collectively, the WAM SSA and the Atalaya SSA.

“Subject Purchased Receivable” has the meaning set out in Section 5.4.

“Termination Date” means the latest to occur of (i) the WAM Agent Termination Date and (ii) the Atalaya Agent Termination Date.

“Underlying Agreements” means, collectively, any agreements with an Obligor (including any modifying agreements supplemental thereto) from which any Receivable derives and any related documents, and “Underlying Agreement” means any one of them.

“WAM Agent” means Waterfall Asset Management, LLC, in its capacity as administrative agent for and on behalf of the WAM Lender under the WAM Credit Agreement.

“WAM Agent Collateral” shall mean all of the present and future assets, rights, property, undertaking or interests in the real and personal property of the WAM Debtor, including the Debtor Collateral.

“WAM Agent Security” means any Liens now or in future held by the WAM Agent, for and on behalf of itself and the WAM Lender, granted by the WAM Debtor in the WAM Agent Collateral, as collateral security for the obligations of the WAM Debtor to the WAM Agent and the WAM Lender under the WAM Credit Agreement and related documentation.

“WAM Agent Termination Date” means the date on which all of the WAM Obligations (other than contingent indemnification obligations for which demand has not been made) under the WAM Credit Agreement and the Loan Documents (as defined in the WAM Credit Agreement) have been irrevocably paid in full or completely discharged, the WAM Debtor does not have any further obligations under the WAM Credit Agreement and the Loan Documents (as defined in the Atalaya Credit Agreement) and the WAM Agent has discharged its WAM Agent Security and has authorized the discharge by the WAM Debtor of its WAM Debtor Security.

“WAM Credit Agreement” has the meaning set out in the recitals.

“WAM Credit and Collection Policies” means, with respect to the Sellers, the applicable credit and collection and risk underwriting policies for the WAM Receivables as in effect on August 2, 2018 and approved by the WAM Lender from time to time.

“WAM Debtor Security” means any Liens now or in future held by the WAM Debtor, granted by the Sellers in the Debtor Collateral, as collateral security for the obligations of the Sellers to the WAM Debtor under the WAM SSA.

“WAM Eligible Receivables” has the meaning given to the term “Eligible Receivables” under the WAM SSA.

“WAM GSA” has the meaning set out in the recitals.

“WAM Obligations” means all obligations, liabilities and indebtedness of every nature of the WAM Debtor from time to time owed to the WAM Lender and WAM Agent under the WAM Credit Agreement and the Loan Documents (as defined in the WAM Credit Agreement), including without limitation the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, therefore, now and from time to time hereafter owing, due or payable.

“WAM Purchased Receivables” means any WAM Eligible Receivables and Pending WAM Eligible Receivables that are purchased by the WAM Debtor pursuant to the WAM SSA.

“WAM Receivables” means (a) the indebtedness and other obligations originally owed to any of the Sellers in connection with any and all liens, installment sale agreements, instruments, consumer finance paper and/or promissory notes securing and evidencing unsecured multipay consumer line of credit and installment loans made and/or acquired by any of the Sellers as the case may be, which were originated in accordance with the WAM Credit and Collection Policies or which are otherwise included as WAM Agent Collateral.“WAM Sellers Secured Obligations” means all obligations and liabilities of the Sellers to the WAM Debtor or any indemnified party, individually or collectively, existing on the date of the first purchase of the WAM Purchased Receivables or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under the WAM SSA or any of the other documents in connection therewith or other instruments at any time evidencing any thereof.

“WAM Sellers Security Agreement” has the meaning set out in the recitals.

“WAM SSA” has the meaning set out in the recitals.

2.2            In the event of any conflict between the provisions of this Agreement and the provisions of any Financing Agreement or Security Document, the provisions of this Agreement shall govern.

2.3            The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the WAM Debtor, the Atalaya Debtor, the WAM Agent and the Atalaya Agent. Each of the Debtors and the Sellers acknowledges the terms of, and agrees to be bound by, this Agreement.

3.	Consent and Acknowledgment

3.1            Each of the WAM Debtor and the WAM Agent has received a copy of the executed Atalaya Credit Agreement, the Atalaya Sellers Security Agreement and the Atalaya GSA and consents to the creation and issuance of security interests by each of the Sellers in favour of the Atalaya Debtor pursuant to the Atalaya Sellers Security Agreement and to the incurring by each of the Sellers of the indebtedness and/or obligations secured thereby.

3.2            Each of the Atalaya Debtor and the Atalaya Agent has received a copy of the executed WAM Credit Agreement, the WAM Sellers Security Agreement and the WAM GSA and consents to the creation and issuance of security interests by each of the Sellers in favour of the WAM Debtor pursuant to the WAM Sellers Security Agreement and to the incurring by each of the Sellers of the indebtedness and/or obligations secured thereby.

4.	Pari Passu Ranking, Turnover Obligations and Waiver of Right to Contest Liens

4.1            The parties hereto acknowledge that the Seller Secured Obligations and the Debtor Security (and the corresponding sub-Liens of the WAM Agent and the Atalaya Agent pursuant to the applicable Agent Security) shall be treated as having equal priority and rank and be enforceable pari passu for all purposes and at all times, and shall rank pari passu as provided in this Agreement. No payment on account of the Seller Secured Obligations may be made by a Seller or a Debtor or received by a Debtor or an Agent, as applicable, (whether as principal, interest, fees or otherwise) unless a pro rata payment is made on account of, or in respect of each other portion of the Seller Secured Obligations.

4.2            The parties hereto acknowledge that such pari passu and pro rata treatment applies in all events and circumstances regardless of:

(a)	the date of execution, attachment, registration, perfection or re-perfection of any security interest held by the Debtors or the Agents;

(b)	the date of any advance or financings provided to any Debtor pursuant to its respective Financing Agreement and the date of any purchase of any Purchased Receivables by any Debtor from the Sellers;

(c)	the date of default by a Debtor under its respective Financing Agreement, the date of demand or commencement of any proceedings to enforce any Agent Security or any Debtor Security, the dates of crystallization of any floating charges held by an Agent or a Debtor, as the case may be, or the exercise of any other right or remedy provided for under any Agent Security, any Debtor Security, any Financing Agreement, any Security Documents or at law;

(d)	the place or jurisdiction of execution, delivery, attachment, registration, perfection or re-perfection of all or any portion of the Agent Security or any Debtor Security;

(e)	any priority granted by any principle of law or any statute, including the Bank Act (Canada), any personal property security legislation, corporation securities legislation, or like statute; or

(f)	the provisions of the instruments or documents creating any Agent Security or any Debtor Security.

4.3            To the extent any Agent takes or authorizes any action by way of suit, foreclosure, sale, quit claim or acceptance in lieu of foreclosure or otherwise proceeds to realize against any Debtor Collateral, any amounts received under such proceedings shall be distributed pro rata between the Agents in accordance with this Agreement.

4.4            All payments, distributions or other amounts on account of, or in respect of, any Seller Secured Obligations which are received by a Debtor or Agent contrary to this Agreement shall be held in trust by such receiving Debtor or Agent for the benefit of each other Debtor or Agent, as applicable, segregated from other funds and property of such receiving Debtor or Agent and immediately paid pro rata over to each other Debtor or Agent, as applicable, in the same form as received (with any necessary endorsement) to be applied to the payment or prepayment of each other Debtor’s or Agent’s, as applicable, Seller Secured Obligations in accordance with this Agreement.

4.5            No Debtor or Agent shall (i) assert in any action, suit or proceeding whatsoever the invalidity, unenforceability or ineffectiveness of this Agreement, the WAM Credit Agreement or any of the other documents or other instruments in connection therewith (including, without limitation, the WAM Agent Security, the WAM Debtor Security, the WAM GSA, the WAM SSA or the WAM Sellers Security Agreement), the Atalaya Credit Agreement or any of the other documents or other instruments in connection therewith (including, without limitation, the Atalaya Agent Security, the Atalaya Debtor Security, the Atalaya GSA, the Atalaya SSA or the Atalaya Sellers Security Agreement), or (ii) participate in or co-operate with any Person whatsoever to pursue any such action, suit or proceeding.

5.	Receivables List and Asset Releases

5.1            The Sellers, will, each time a Purchase Notice (within the meaning of the WAM SSA or the Atalaya SSA, as the case may be) is delivered to a Debtor pursuant to the WAM SSA or Atalaya SSA, as the case may be (and a corresponding Borrowing Request (within the meaning of the WAM Credit Agreement or Atalaya Credit Agreement, as the case may be) is made by the applicable Debtor pursuant to the applicable Financing Agreement), deliver to each of the Debtors and (on behalf of the Debtors) to each of the Agents a complete listing of the Receivables included in each such Purchase Notice in electronic format by way of e-mail and, in respect of each Receivable, will identify: (i) the Seller of such Receivable; (ii) the Receivable identification number; (iii) the date of origination of such Receivable; and (iv) the current outstanding principal balance of the Receivable (a “Receivables List”). Subject to Section 5.4, the Receivables List is intended to provide the Debtors and the Agents with prima facie confirmation of whether such Receivable is a WAM Purchased Receivable or an Atalaya Purchased Receivable, as applicable, and the respective ownership interest of the applicable Debtor and respective security interest of the applicable Agent (and the related relative rights and/or priorities of the Debtors and the Agents, as the case may be) in the Receivables. Delivery of the Receivables List will constitute the Sellers’ representation and warranty to the Debtors and the Debtors’ representation and warranty to the Agents of the completeness and accuracy of such Receivables List.

5.2            To the extent that, in connection with a Purchase Notice (within the meaning of the WAM SSA) delivered by a Seller to the WAM Debtor pursuant to the WAM SSA (and a corresponding Borrowing Request (within the meaning of the WAM Credit Agreement) made by the WAM Debtor pursuant to the WAM Credit Agreement), a Seller proposes that any WAM Purchased Receivable(s) become(s) an Atalaya Purchased Receivable, the Seller may at least 10 Business Days prior to the proposed purchase and funding make a request in writing to the WAM Debtor and the WAM Agent for (i) a specific, separate written release and discharge of the WAM Debtor’s and WAM Agent’s respective ownership interests and security interests in the applicable WAM Purchased Receivable(s), and (ii) the consent of the WAM Debtor and WAM Agent to the sale, transfer and assignment by the applicable Seller to the Atalaya Debtor of the Receivables, Related Rights and relevant Collections pursuant to the Atalaya SSA (and corresponding grant of a security interest in such Atalaya Purchased Receivables to the Atalaya Agent pursuant to the Atalaya GSA). It shall be in the WAM Agent’s sole discretion whether such release, discharge and consent may be granted by it and by the WAM Debtor, on such terms and conditions in form and substance satisfactory to it. To the extent that the WAM Agent so consents, it shall grant the written release, discharge and consent in respect of the specific Receivables List at least two (2) Business Days prior to the proposed purchase and funding and if the WAM Agent does not provide a written release by such date, this shall be deemed to be a rejection of the proposal.

5.3            To the extent that, in connection with a Purchase Notice (within the meaning of the Atalaya SSA) delivered by a Seller to the Atalaya Debtor pursuant to the Atalaya SSA (and a corresponding Borrowing Request (within the meaning of the Atalaya Credit Agreement) made by the Atalaya Debtor pursuant to the Atalaya Credit Agreement), a Seller proposes that any Atalaya Purchased Receivable(s) become(s) a WAM Purchased Receivable, the Seller may at least 10 Business Days prior to the proposed purchase and funding make a request in writing to the Atalaya Debtor and the Atalaya Agent for (i) a specific, separate written release and discharge of the Atalaya Debtor’s and Atalaya Agent’s respective ownership interests and security interests in the applicable Atalaya Purchased Receivable(s), and (ii) the consent of the Atalaya Debtor and Atalaya Agent to the sale, transfer and assignment by the applicable Seller to the WAM Debtor of the Receivables, Related Rights and relevant Collections pursuant to the WAM SSA (and corresponding grant of a security interest in such WAM Purchased Receivables to the WAM Agent pursuant to the WAM GSA). It shall be in the Atalaya Agent’s sole discretion whether such release, discharge and consent may be granted by it and by the Atalaya Debtor, on such terms and conditions in form and substance satisfactory to it. To the extent that the Atalaya Agent so consents, it shall grant the written release, discharge and consent in respect of the specific Receivables List at least two (2) Business Days prior to the proposed purchase and funding and if the Atalaya Agent does not provide a written release by such date, this shall be deemed to be a rejection of the proposal.

5.4            If, after reviewing a Receivables List, either Agent identifies an error, discrepancy or inconsistency in such Receivables List, such Agent shall within one (1) Business Day of becoming aware of such error notify the other Agent and each other party to this Agreement in writing (an “Asset Notice”). The Sellers shall promptly investigate the issue and shall provide a written response that will include a description of the corrective action to be taken by the Sellers to each of the parties hereto no later than two (2) Business Days after the date the Asset Notice is received and the parties shall make commercially reasonable efforts to in good faith resolve the error, discrepancy or inconsistency. Each Agent hereby agrees that, while such resolution is pending, without limiting the rights of indemnification and other remedies that any Agent may have against the Sellers under its applicable Financing Agreement or at law, in respect of the Receivable(s) that is/ are the subject of the Asset Notice (a “Subject Purchased Receivable”), each Agent will have an equal ranking and pari passu claim on such Subject Purchased Receivable and Related Rights with respect thereto. In the event that a resolution in respect of an Asset Notice cannot be agreed to among the parties hereto within 90 days of the date the Asset Notice is received, the applicable Subject Purchased Receivable shall be removed from the Receivables List and shall be replaced with a substantially similar Receivable as consented to in writing by each Agent, such consent not to be unreasonably withheld or delayed.

6.	Representations and Warranties

6.1            Each of the parties hereto hereby certifies, represents and warrants that on and as of the date hereof:

(a)	it is duly incorporated or formed and is existing pursuant to the laws of its jurisdiction of incorporation or formation.

(b)	this Agreement has been duly authorized, executed and delivered by such party by all necessary corporate and other organizational action on the part of such party, and constitutes the legal, valid and binding obligations of such party, enforceable against it in accordance with its terms; and

(c)	the execution, delivery and performance by such party of this Agreement do not and will not (i) require any authorization, consent, approval, order, filing, registration or qualification by or with any Governmental Authority, except those that have been obtained and are in full force and effect, or (ii) violate any provision of (A) any Applicable Law or any order, writ, injunction or decree presently in effect having applicability to such party, or (B) the Organizational Documents of such party;

7.	Miscellaneous

7.1            Notwithstanding the provisions of this Agreement, nothing in this Agreement shall preclude any of the party’s security from attaching or re-attaching, as applicable, to all or any portion of such party’s assets that have been released and discharged after (i) the applicable Debtor has reacquired such assets or (ii) the applicable Agent has released its security interest in such assets pursuant to the terms of this Agreement, a Financing Agreement or a Security Document.

7.2            Any Proceeds received by a Seller, a Debtor or by a Funder in respect of assets of a Seller charged by any Debtor Security or assets of a Debtor charged by any Agent Security shall be dealt with according to the preceding provisions hereof as though such Proceeds were paid or payable as proceeds of realization of the collateral for which they compensate or in respect of such Purchased Receivable, as applicable, and all Proceeds received by a Seller, by a Debtor or by a Funder contrary to the provisions of this Agreement shall be held by such Seller, such Debtor or such Funder, as applicable, in trust for the benefit of the applicable Funder.

7.3            From time to time upon written request therefor, each of the Agents shall advise each other of the particulars of the indebtedness and/or obligations of their respective Debtors to each of them and all security held by each therefor.

7.4            Each Seller and the applicable Debtor in the case of each Financing Agreement shall permit each applicable Agent and its employees, agents and contractors, access at all reasonable times to inspect any property and assets of the Seller or any assets financed by an Agent that are in the possession of the applicable Seller or applicable Debtor, as the case may be, or its agents, as applicable, upon which such party has a charge, ownership interest or security interest in accordance with the terms hereof, and access to make copies of or extracts from any books of account and all records, ledgers, reports, documents and other writings relating to such property and assets or such assets, and to permit such other party to exercise any right it may have to remove such property and assets or such assets from the premises of such Seller or Debtor, as the case may be, at all reasonable times without interference, provided that such other party shall promptly repair any damage directly caused to the premises by the removal of any such property or assets or such assets (ordinary wear and tear excepted).

7.5            None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each of the parties hereto. A waiver by an Agent or a Debtor, as the case may be, of any right or remedy hereunder on any one occasion will not be construed as a bar to any right or remedy that such party would otherwise have on any future occasion.

8.	General

8.1            No Agent shall transfer or assign its Financing Agreement or any of its Collateral without obtaining from the assignee or transferee a written agreement in favour of the other parties hereto to be bound by the provisions of this Agreement.

8.2            Any notice required or permitted to be given pursuant to this Agreement shall be in writing and shall be addressed and delivered to the parties hereto as follows:

(a)	To the Atalaya Agent:

[* * * * *]

(b)	To the Atalaya Lenders:

[* * * * *]

(c)	To the Atalaya Debtor or the Atalaya GP:

[* * * * *]

(d)	To the WAM Agent:

[* * * * *]

(e)	To the WAM Lender:

[* * * * *]

(f)	To the WAM Debtor:

[* * * * *]

(g)	To the Sellers:

[* * * * *]

Notices may be sent by fax, email or served personally and in each case shall be deemed to be received on the day so transmitted by fax, email or personally delivered.

8.3            Nothing in this Agreement is intended to or shall impair (i) as between any of the Debtors and the Agents, the obligations of such Debtor under the Financing Agreement to which it is a party or (ii) as between any of the Sellers and the Debtors, the obligations of such Seller under each SSA, as applicable, which in each case are absolute and unconditional, to pay principal, interest, fees and other amounts as provided in any Financing Agreement or related agreements, respectively, including as and when the same shall become due and payable in accordance with their terms. For greater clarity and notwithstanding the foregoing, except as expressly modified by this Agreement, all of the terms, conditions, covenants, agreements and other provisions of any Financing Agreement, any SSA or any Security Document shall remain in full force and effect in accordance with their respective terms.

8.4            The Atalaya Lenders and the Atalaya Agent shall not contest directly or indirectly (or support any Person in contesting) the validity, perfection, priority (other than to enforce their Lien priority rights hereunder) or enforceability of this Agreement or any Lien granted by a Seller to the WAM Debtor or by the WAM Debtor to the WAM Agent with respect to the applicable WAM Obligations or any purchase from a Seller by the WAM Debtor of any asset. Furthermore, the Atalaya Lenders and the Atalaya Agent will not take any action that would interfere with any enforcement action undertaken by the WAM Agent under the WAM Credit Agreement with respect to the Debtor Collateral. The Atalaya Lenders and the Atalaya Agent hereby waive any and all rights each of them may have to contest, protest, object to, or interfere with the manner in which the WAM Agent seeks to enforce its Liens in any Debtor Collateral.

8.5            This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

8.6            This Agreement shall terminate and be of no further force and effect as to all of the parties hereto on the Termination Date. Notwithstanding the foregoing, Sections 3.1 and 3.2 shall survive the termination of this Agreement.

8.7            The parties hereto agree to execute and deliver such further and other documents and perform and cause to be performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof, including all acts, deeds and agreements as may be necessary or desirable for the purpose of registering or filing notice of the terms of this Agreement.

8.8            This Agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

8.9            Each party hereto hereby irrevocably and unconditionally submits itself and its property, to the non-exclusive jurisdiction of the courts of the Province of Ontario, and any appellate court thereof, in any action, suit or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in Ontario. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by the laws of the Province of Ontario. Nothing in this Agreement will affect any right that any party hereto may otherwise have to bring any action, suit or proceeding relating to this Agreement against any other party hereto or its properties in the courts of any other jurisdiction. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any Ontario court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any forum non conveniens defense to the maintenance of such action or proceeding in any such court.

8.10            Each of the WAM Debtor and the Atalaya Debtor hereby consents to the terms of this Agreement, and confirms to and agrees with the WAM Agent or the Atalaya Agent, as applicable, that, so long as such Debtor remains obligated or indebted to such Agent, each Debtor shall stand possessed of its assets so charged in favour of the WAM Agent or the Atalaya Agent, as the case may be, in accordance with their respective interests and priorities as set out in this Agreement. Each of the Sellers hereby consents to the terms of this Agreement, and confirms to and agrees with the WAM Debtor or the Atalaya Debtor, as the case may be, that, so long as a Seller remains obligated or indebted to such Debtor, the Seller shall stand possessed of its assets so charged in favour of the WAM Debtor or the Atalaya Debtor, as the case may be, in accordance with their respective interests and priorities as set out in this Agreement.

8.11            The undersigned declare that it is their express wish that this document and all related documents be drawn up in English. Les soussignees declarent que le present document ainsi que tousles documents qui s’y rattachent, sont rediges en anglais selon leur volonte expresse.

8.12            Words importing the singular number include the plural and vice versa and words importing gender include the masculine, feminine and neuter genders. The division of this Agreement into Sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless something in the subject matter or context is inconsistent therewith, references herein to Sections are to Sections of this Agreement.

8.13            This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and shall be effective as of the formal date hereof. The execution and delivery of counterparts by email in PDF form or other electronic means shall be binding upon each of the parties hereto.

8.14            This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

8.15            Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signatures contained on the following pages]

IN WITNESS WHEREOF the parties hereto have executed this Agreement by their duly authorized officers.

ACM AIF EVERGREEN P3 DAC SUBCO LP

Per:	/s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

Signature Page to Intercreditor Agreement

ATALAYA ASSET INCOME FUND PARALLEL 345 LP

Per:	/s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

Signature Page to Intercreditor Agreement

ACM A4 P2 DAC SUBCO LP

Per:	/s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

Signature Page to Intercreditor Agreement

ACM ALAMOSA I LP

Per:	/s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

Signature Page to Intercreditor Agreement

ACM ALAMOSA I-A LP

Per:	/s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

Signature Page to Intercreditor Agreement

MIDTOWN MADISON MANAGEMENT LLC

Per:	/s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

Signature Page to Intercreditor Agreement

CURO CANADA RECEIVABLES II LIMITED PARTNERSHIP, by its general partner, CURO CANADA RECEIVABLES II GP INC.

Per:	/s/ Gary Fulk
Name: Gary Fulk
Title: President

Per:	/s/ Rebecca Fox
Name: Rebecca Fox
Title: Secretary

Signature Page to Intercreditor Agreement

CURO CANADA RECEIVABLES II GP INC.

Per:	/s/ Gary Fulk
Name: Gary Fulk
Title: President

Per:	/s/ Rebecca Fox
Name: Rebecca Fox
Title: Secretary

Signature Page to Intercreditor Agreement

WF MARLIE 2018-1, LTD.

Per:	/s/ Kenneth Nick
Name: Kenneth Nick
Title: Authorized Signatory

Signature Page to Intercreditor Agreement

WATERFALL ASSET MANAGEMENT, LLC

Per:	/s/ Kenneth Nick
Name: Kenneth Nick
Title: Authorized Signatory

Signature Page to Intercreditor Agreement

CURO CANADA RECEIVABLES LIMITED PARTNERSHIP, by its general partner, CURO CANADA RECEIVABLES GP INC.

Per:	/s/ Gary Fulk
Name: Gary Fulk
Title: President

Per:	/s/ Anthony Coombs
Name: Anthony Coombs
Title: Secretary

Signature Page to Intercreditor Agreement

ACKNOWLEDGED AND AGREED BY:

LENDDIRECT CORP.

	Per:	/s/ Gary Fulk
Name: Gary Fulk
Title: President

	Per:	/s/ Anthony Coombs
Name: Anthony Coombs
Title: Secretary

Signature Page to Intercreditor Agreement

ACKNOWLEDGED AND AGREED BY:

CURO CANADA CORP.

	Per:	/s/ Gary Fulk
Name: Gary Fulk
Title: President

	Per:	/s/ Anthony Coombs
Name: Anthony Coombs
Title: Secretary

Signature Page to Intercreditor Agreement